EXHIBIT 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Paul R. Arena, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)the Annual Report, Amendment No. 1, on Form 10-K/A of Parallax Health Sciences, Inc. for the period ended December 31, 2018 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Parallax Health Sciences, Inc.

/s/ Paul R. Arena

Paul R. Arena

President and CEO

July 26, 2019

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Parallax Health Sciences, Inc. and will be retained by Parallax Health Sciences, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.